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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                  May 8, 2001            May 6, 2001
             ------------------------------------------------------
                Date of report (Date of earliest event reported)

                               HEXCEL CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

 Delaware                         1-8472                        94-1109521
--------------            ---------------------            ------------------
(State of                 (Commission File No.)               (IRS Employer
Incorporation)                                              Identification No.)

                       Two Stamford Plaza
                      281 Tresser Boulevard
                       Stamford, Connecticut            06901-3288
             ------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (203) 969-0666
             ------------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS

         A copy of the press release issued by Hexcel Corporation, a Delaware corporation (the "Company"), on May 6, 2001 is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)  Exhibits

         99.1       Press Release, dated May 6, 2001.



                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 8, 2001


                                                     HEXCEL CORPORATION


                                                     /s/ Ira J. Krakower
                                                     --------------------------
                                                     Ira J. Krakower
                                                     Senior Vice President







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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION

99.1        Press Release, dated May 6, 2001.